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                    GE PRIVATE ASSET MANAGEMENT FUNDS, INC.
                                (The "Company")
                                 on behalf of
                          GE CONTRA FUND (The "Fund")

                     Supplement dated December 16, 2003 to
                     the Prospectus dated January 28, 2003

   The following information supplements the disclosures in the Prospectus and Statement of Additional Information of the fund. Defined terms have the same meanings as set forth in the Prospectus.

   The Board of Directors of the Company on behalf of the Fund has approved the transfer of the investment management agreement from GE Financial Trust Company ("GEFTC") to GE Private Asset Management, Inc. ("GEPAM"), an affiliate of GEFTC under common control, effective January 1, 2004. The transfer of the Fund's investment management agreement will have no effect on the portfolio management services to be rendered to the Fund or on the fees paid by the Fund. The same personnel will manage the Fund. GEPAM, a registered investment adviser, currently manages approximately $2.3 billion in separate account asset, but it has not previously provided advisory services to a registered investment company. GEFTC and GEPAM are indirect wholly owned subsidiaries of General Electric Company. GEPAM is located at 15233 Ventura Blvd, Fifth Floor, Sherman Oaks, CA 91403.